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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934.

Date of Report:     November 14, 1997


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-17253
51-0331454
-----------------        -----------------------------
--------------
(State or other               (Commission File
(IRS Employer
 jurisdiction of                    Number)
Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
------------------------------------------------------------
------------------
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800)
362-6255.
                                                    --------
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

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS

 On October 2, 1997, MBNA America Bank, National Association
(the
"Seller") conveyed to the MBNA Credit Card Trust II (the
"Trust")
 all of the receivables (the
"Receivables") in certain additional credit card accounts
(the
"Additional Accounts") of the Seller pursuant to an Assignment No. 14 of
Receivables in Additional Accounts dated as of October 2,
1997, (the
"Assignment"). The principal amount of the Receivables in the
Additional Accounts on October 2, 1997, was
$1,230,404,734.10.  The
Seller conveyed the Receivables in the Additional Accounts to the Trust pursuant to subsection 2.06(b) of the Pooling and Servicing Agreement.

ITEM 5.   OTHER EVENTS

On November 17, 1997, the MBNA Master Credit Card Trust II
Series 1994-D
(the "Series") will be terminated in accordance with the provisions of Section
10 of the Series 1994-D Supplement dated as of October 26, 1994 to the Pooling and Servicing Agreement dated as of August 4, 1994 (the "Pooling and
Servicing Agreement") and subsection 12.03 of the Pooling and Servicing
Agreement. Final payment will be made on the Series certificates after presentation and surrender of the Series certificates at the offices of
The Bank of New York, as the trustee.


     The following is filed as an Exhibit to this Report under Exhibit 4:

      4.1  Series 1997-J Supplement to the Pooling and
Servicing Agreement,
dated as of September 10, 1997, among MBNA America Bank,
National Association,
Seller and Servicer, and The Bank of New York, Trustee.

     The following are filed as Exhibits to this Report under Exhibit 20:

      20.1 Series 1994-A Certificateholders' Statement for the month ended
October 31, 1997.

      20.2 Series 1994-B Certificateholders' Statement for the month ended
October 31, 1997.

      20.3 Series 1994-C Certificateholders' Statement for the month ended
October 31, 1997.

      20.4 Series 1994-D Certificateholders' Statement for the month ended
October 31, 1997.

      20.5 Series 1995-A Certificateholders' Statement for the month ended
October 31, 1997.

      20.6 Series 1995-B Certificateholders' Statement for the month ended
October 31, 1997.

      20.7 Series 1995-C Certificateholders' Statement for the month ended
October 31, 1997.

      20.8 Series 1995-D Certificateholders' Statement for the month ended
October 31, 1997.

      20.9 Series 1995-E Certificateholders' Statement for the month ended
October 31, 1997.

     20.10 Series 1995-F Certificateholders' Statement for the month ended
October 31, 1997.

     20.11 Series 1995-I Certificateholders' Statement for the month ended
October 31, 1997.

     20.12 Series 1995-J Certificateholders' Statement for the month ended
October 31, 1997.

     20.13 Series 1996-A Certificateholders' Statement for the month ended
October 31, 1997.

     20.14 Series 1996-B Certificateholders' Statement for the month ended
October 31, 1997.

     20.15 Series 1996-C Certificateholders' Statement for the month ended
October 31, 1997.

     20.16 Series 1996-D Certificateholders' Statement for the month ended
October 31, 1997.

     20.17 Series 1996-E Certificateholders' Statement for the month ended
October 31, 1997.

     20.18 Series 1996-G Certificateholders' Statement for the month ended
October 31, 1997.

     20.19 Series 1996-H Certificateholders' Statement for the month ended
October 31, 1997.

     20.20 Series 1996-J Certificateholders' Statement for the month ended
October 31, 1997.

     20.21 Series 1996-K Certificateholders' Statement for the month ended
October 31, 1997.

     20.22 Series 1996-L Certificateholders' Statement for the month ended
October 31, 1997.

     20.23 Series 1996-M Certificateholders' Statement for the month ended
October 31, 1997.

     20.24 Series 1997-B Certificateholders' Statement for the month ended
October 31, 1997.

     20.25 Series 1997-C Certificateholders' Statement for the month ended
October 31, 1997.

     20.26 Series 1997-E Certificateholders' Statement for the month ended
October 31, 1997.

     20.27 Series 1997-F Certificateholders' Statement for the month ended
October 31, 1997.

     20.28 Series 1997-I Certificateholders' Statement for the month ended
October 31, 1997.

     20.29 Series 1997-J Certificateholders' Statement for the month ended
October 31, 1997.

Item 5.     OTHER EVENTS

     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1994-A Key Performance Factors for the month ended October
31, 1997.

     99.2. Series 1994-B Key Performance Factors for the month ended October
31, 1997.

     99.3. Series 1994-C Key Performance Factors for the month ended October
31, 1997.

     99.4. Series 1994-D Key Performance Factors for the month ended October
31, 1997.

     99.5. Series 1995-A Key Performance Factors for the month ended October
31, 1997.

     99.6. Series 1995-B Key Performance Factors for the month ended October
31, 1997.

     99.7. Series 1995-C Key Performance Factors for the month ended October
31, 1997.

     99.8. Series 1995-D Key Performance Factors for the month ended October
31, 1997.

     99.9. Series 1995-E Key Performance Factors for the month ended October
31, 1997.

    99.10. Series 1995-F Key Performance Factors for the month ended October
31, 1997.

    99.11. Series 1995-I Key Performance Factors for the month ended October
31, 1997.

    99.12. Series 1995-J Key Performance Factors for the month ended October
31, 1997.

    99.13. Series 1996-A Key Performance Factors for the month ended October
31, 1997.

    99.14. Series 1996-B Key Performance Factors for the month ended October
31, 1997.

    99.15. Series 1996-C Key Performance Factors for the month ended October
31, 1997.

    99.16. Series 1996-D Key Performance Factors for the month ended October
31, 1997.

    99.17. Series 1996-E Key Performance Factors for the month ended October
31, 1997.

    99.18. Series 1996-G Key Performance Factors for the month ended October
31, 1997.

    99.19. Series 1996-H Key Performance Factors for the month ended October
31, 1997.

    99.20. Series 1996-J Key Performance Factors for the month ended October
31, 1997.

    99.21. Series 1996-K Key Performance Factors for the month ended October
31, 1997.

    99.22. Series 1996-L Key Performance Factors for the month ended October
31, 1997.

    99.23. Series 1996-M Key Performance Factors for the month ended October
31, 1997.

    99.24. Series 1997-B Key Performance Factors for the month ended October
31, 1997.

    99.25. Series 1997-C Key Performance Factors for the month ended October
31, 1997.

    99.26. Series 1997-E Key Performance Factors for the month ended October
31, 1997.

    99.27. Series 1997-F Key Performance Factors for the month ended October
31, 1997.

    99.28. Series 1997-I Key Performance Factors for the month ended October
31, 1997.

    99.29. Series 1997-J Key Performance Factors for the month ended October
31, 1997.


                                  SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     November 14, 1997


                               MBNA AMERICA BANK, NATIONAL
ASSOCIATION



                                By:         Marguerite M.
Boylan
                                   -------------------------
---------
                                Name:       Marguerite M.
Boylan
                                Title:      First Vice
President